UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020 (March 5, 2020)

GRID DYNAMICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 Executive Parkway, Suite 520

San Ramon, CA 94583

(Address of principal executive offices)

Registrant’s telephone number, including area code: (619) 736-6855

ChaSerg Technology Acquisition Corp.

c/o Chief Executive Officer

533 Airport Blvd, Suite 400

Burlingame, CA 94010
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GDYN	The NASDAQ Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	GDYNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 5, 2020 (the “Closing Date”), ChaSerg Technology Acquisition Corp., a Delaware corporation (“ChaSerg”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of November 13, 2019 (“Merger Agreement”), by and among ChaSerg, Grid Dynamics International, Inc., a California corporation ( “Grid Dynamics”), CS Merger Sub 1, Inc., a California corporation, CS Merger Sub 2 LLC, a Delaware limited liability company and Automated Systems Holdings Limited (“ASL”), a company incorporated in Bermuda with limited liability, solely in its capacity as the Company Representative. Pursuant to the Merger Agreement, (i) Grid Dynamics became a wholly-owned subsidiary of ChaSerg; (ii) ChaSerg changed its name to “Grid Dynamics Holdings, Inc.”; and (iii) the Selling Securityholders (other than the Selling Securityholders who have properly demanded appraisal rights in accordance with the DGCL in connection with the transactions described in the Merger Agreement) received cash and/or shares of Grid Dynamics Holdings, Inc. as merger consideration (the transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination”).

As of the open of trading on March 6, 2020, the common stock (“Common Stock”) and warrants (“Warrants”) of Grid Dynamics Holdings, Inc., formerly those of ChasSerg, began trading on The Nasdaq Capital Market (“Nasdaq”) as “GDYN” and “GDYNW,” respectively. This Current Report on Form 8-K is being filed in connection with a series of transactions consummated by ChaSerg and Grid Dynamics and certain related events and actions taken by ChaSerg and Grid Dynamics.

As used in this Current Report on Form 8-K henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the parent entity formerly named ChaSerg Technology Acquisition Corp., after giving effect to the Business Combination, and as renamed Grid Dynamics Holdings, Inc.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the SEC on February 10, 2020. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On March 4, 2020, the Business Combination was approved by the stockholders of ChaSerg at the Special Meeting. The Business Combination was consummated on March 5, 2020.

Consideration to ChaSerg's Stockholders and Warrant Holders in the Business Combination

In connection with the Business Combination, holders of 51,715 shares of ChaSerg Class A Common Stock exercised their right to redeem those shares for cash at a price of $10.21 per share, for an aggregate of approximately $0.5 million, which was paid to such holders on the Closing Date.

Upon completion of the Business Combination, 5,500,000 shares of ChaSerg Class B Common Stock held by ChaSerg Technology Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and other former holders of Class B Common Stock of ChaSerg converted into shares of ChaSerg Common Stock immediately prior to the Business Combination and into shares of Company Common Stock at the closing of the Business Combination.

Consideration Payable to Grid Dynamics’ Equity Holders in the Business Combination

The consideration paid to holders of equity interests in Grid Dynamics in connection with the Business Combination consisted of: (i) approximately $130,000,000 in cash, subject to adjustment in accordance with the terms of the Merger Agreement and (ii) 27,006,251 shares of the Company’s Common Stock.

The material terms and conditions of the Merger Agreement are described in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 74 of the Definitive Proxy Statement (“Proxy Statement”) filed with the SEC on February 10, 2020, which are incorporated herein by reference.

Company Securities Outstanding Following the Business Combination

On the Closing Date, all of ChaSerg’s outstanding units separated into their component parts of one share of Company Common Stock and one half of one Company Warrant to purchase one share of Company Common Stock. Immediately after the Business Combination, there were 50,833,619 shares of Company Common Stock, Company Warrants to purchase 11,346,500 shares of Company Common Stock and options to purchase 4,313,917 shares of Company Common Stock issued and outstanding.

FORM 10 INFORMATION

Forward-Looking Statements

Some of the information contained in this Current Report on Form 8-K, or incorporated herein by reference, contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When contained in this Current Report on Form 8-K, and incorporated herein by reference, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and Grid Dynamics does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●	the inability to maintain the listing of the shares of common stock of the Company on the NASDAQ;

●	the ability of the Company to grow and manage growth profitably and retain its key employees;

●	costs related to being a public company;

●	changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties indicated in the Proxy Statement, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.

Business

The information set forth in the section entitled “Information about Grid Dynamics” beginning on page 144 of the Proxy Statement is incorporated herein by reference.

Risk Factors

In addition to the risk factor below, the information set forth in the section entitled “Risk Factors” beginning on page 28 of the Proxy Statement is incorporated herein by reference.

War, terrorism, other acts of violence or natural or manmade disasters such as a global pandemic may affect the markets in which the Company operates, the Company’s clients and the Company’s service delivery.

The Company’s business may be adversely affected by instability, disruption or destruction in a geographic region in which it operates, regardless of cause, including war, terrorism, riot, civil insurrection or social unrest, and natural or manmade disasters, including famine, flood, fire, earthquake, storm or pandemic events and spread of disease (including the recent outbreak of the coronavirus commonly referred to as “COVID-19”). Such events may cause clients to delay their decisions on spending for the services provided by the Company and give rise to sudden significant changes in regional and global economic conditions and cycles. These events also pose significant risks to the Company’s personnel and to physical facilities and operations, which could materially adversely affect the Company’s financial results.

Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty of obtaining and retaining highly skilled professionals, and such events could make it difficult or impossible for the Company to deliver services to its clients. Travel restrictions and protective measures against COVID-19 could cause the Company to incur additional unexpected labor costs and expenses or could restrain the Company’s ability to retain the highly skilled personnel the Company needs for its operations. The extent to which COVID-19 impacts the Company’s global business, sales and results of operations will depend on future developments, which are highly uncertain and cannot be predicted. In addition, any extended disruptions of electricity, other public utilities or network services at its facilities, as well as system failures at, or security breaches in, the Company’s facilities or systems, could also adversely affect the Company’s ability to serve its clients.

Selected Consolidated Historical Financial and Other Information

The following table sets forth selected consolidated historical financial information derived from Grid Dynamics’ audited financial statements as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017. The following summary financial information should be read in conjunction with the financial statements filed herewith as Exhibit 99.1.

(in thousands)	As of and for the Year Ended December 31, 2019	As of and for the Year Ended December 31, 2018	As of and for the Year Ended December 31, 2017

Statement of Operations Data:
Total revenue	$118,326	$91,865	$70,684
Income from operations	15,625	13,829	13,107
Net income	10,807	9,228	13,184

Basic earnings per share	0.83	0.77	0.82
Diluted earnings per share	0.83	0.77	0.78

Balance Sheet Data
Total assets	71,531	41,726	N/A
Total liabilities	8,300	8,347	N/A
Convertible preferred stock	9,187	-	N/A
Total shareholders' equity	54,044	33,379	N/A

Cash Flow Data
Net cash provided by operating activities	12,534	10,584	5,540
Net cash (used in) investing activities	(2,811)	(3,079)	(1,058)
Net cash provided (used in) by financing activities	$14,604	$-	$(4,715)

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company and Grid Dynamics is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

The Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2019, 2018, and 2017 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Facilities

The information set forth in the section entitled “Information about Grid Dynamics — Facilities” on page 150 of the Proxy Statement is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

Following the Business Combination, Grid Dynamics is a wholly-owned subsidiary of the Company.

The following table sets forth information as of the Closing Date regarding the beneficial ownership of the Company’s Common Stock by:

●	each person known to be the beneficial owner of more than 5% of the Company’s outstanding ordinary shares;

●	each director and each of the Company’s named executive officers; and

●	all current executive officers and directors as a group.

The information below is based on an aggregate of 55,147,536 shares of the Company’s Common Stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by the individuals below:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class
ChaSerg Technology Sponsor LLC(2)	5,500,000	10.0%
Beijing Teamsun Technology Co. Ltd.(3)	19,490,295	35.3%
Lloyd Carney	—	*
Eric Benhamou(4)	2,158,383	3.9%
Marina Levinson	—	*
Leonard Livschitz(5)	1,985,459	3.6%
Michael Southworth	—	*
Weihang Wang	—	*
Yueou Wang(6)	190,603	*
Shuo Zhang(7)	203,188	*
Victoria Livschitz(8)	1,212,069	2.2%
Yury Gryzlov(9)	317,671	*
All directors and executive officers as a group (14 individuals)	6,829,779	12.4%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Grid Dynamics Holdings, Inc., 5000 Executive Parkway, Suite 520, San Ramon, CA 94583.
(2)	The Sponsor is the record holder of the shares reported herein. Each of ChaSerg’s former officers and directors and advisors is, directly or indirectly, a member of the Sponsor. There are three managing members of the Sponsor, Lloyd Carney, Alex Vieux and Steven Fletcher. Each manager has one vote, and the approval of two of the three managing members is required to approve an action of the Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing, no individual managing member of the Sponsor exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. The business address of each of these entities and individuals is 533 Airport Blvd, Suite 400, Burlingame, CA 94010.

(3)	Beijing Teamsun Technology Co. Ltd. (“Beijing Teamsun”) is the ultimate parent of GDD International Holdings Company (“GDD”), through its subsidiaries Teamsun Technology (HK) Limited (“Teamsun”), Automated Systems Holdings Limited (“ASL”) and GDB International Investment Limited (“GDB”). Beijing Teamsun, GDD, Teamsun, ASL and GDB share voting and dispositive power of all these shares. The address of ASL, GDB and GDD is 15/F, Topsail Plaza, 11 On Sum Street, Shain, Hong Kong, the address of Teamsun is Unit 907, 9th Floor, Tai Yau Building, 181 Johnston Road, Wanchai, Hong Kong and the address of Beijing Teamsun is Room 501, 5/F., No. 23 Building, 10 East Block XiBeiWang East Road, HaiDian District, Beijing, China.
(4)	Consists of (a) 63,533 shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date, and (b) 2,094,850 shares held of record by BGV Opportunity Fund L.P for which Mr. Benhamou is an officer, director and general partner.
(5)	Represents shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date.
(6)	Represents shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date.
(7)	Consists of (a) 63,533 shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date, and (b) 139,655 shares held of record by Renascia Fund B LLC for which Ms. Zhang is the managing member and chief executive officer.
(8)	Consists of (a) 364,190 shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date, (b) 189,804 shares held of record by Victoria Livschitz Charitable Trust for which Ms. Livschitz serves as trustee (c) 81,343 shares held by Livschitz Children’s Charitable Trust for which Ms. Livschitz serves as trustee and (d) 576,732 shares held by VLSK2019 LLC for which Ms. Livschitz is a member.
(9)	Represents shares subject to options exercisable within 60 days of the Closing Date, all of which have vested as of such date.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the closing is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination” beginning on page 167 in the Proxy Statement and Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Each of Lloyd Carney, Eric Benhamou, Marina Levinson, Leonard Livschitz, Michael Southworth, Weihang Wang, Yueou Wang and Shuo Zhang were elected to serve as directors of the Company. Mr. Carney was appointed as Chairman of the board of directors. The size of the board is eight members. Biographical information for these individuals is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination” beginning on page 167 of the Proxy Statement Supplement and is incorporated herein by reference.

The Board appointed Eric Benhamou, Marina Levinson, Michael Southworth and Shuo Zhang to serve on the Audit Committee, with Michael Southworth serving as its Chairman. The Board appointed Eric Benhamou and Lloyd Carney to serve on the Compensation Committee, with Eric Benhamou serving as its Chairman. The Board appointed Eric Benhamou and Lloyd Carney to serve on the Nominating and Governance Committee, with Lloyd Carney serving as its Chairman. Information with respect to the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination — Committees of the ChaSerg Board of Directors” beginning on page 173 of the Proxy Statement and is incorporated herein by reference.

In accordance with the amended and restated certificate of incorporation of the Company, the Company’s board of directors is divided into three classes, each comprising as nearly as possible one-third of the directors and serving three-year terms with only one class of directors being elected in each year. Leonard Livschitz, Shuo Zhang and Marina Levinson were assigned to Class I, Lloyd Carney, Yueou Wang and Michael Southworth were assigned to Class II, and Eric Benhamou and Weihang Wang were assigned to Class III. Each Class I director will have a term that expires at the Company’s annual meeting of stockholders in 2020, each Class II director will have a term that expires at the Company’s annual meeting of stockholders in 2021 and each Class III director will have a term that expires at the Company’s annual meeting of stockholders in 2022, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

In connection with the consummation of the Business Combination, Leonard Livschitz was appointed to serve as the Company’s Chief Executive Officer, Anil Doradla was appointed to serve as Chief Financial Officer, Victoria Livschitz was appointed to serve as Executive Vice President of Customer Success, Max Martynov was appointed to serve as Chief Technology Officer, Yury Gryzlov was appointed to serve as Senior Vice President of Operations, Vadim Kozyrkov was appointed to serve as Senior Vice President of Engineering, and Stan Klimoff was appointed to serve as Vice President of Corporate Development. Biographical information for these individuals is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination” beginning on page 167 of the Proxy Statement and is incorporated by reference herein.

Executive Compensation

The information set forth in the section entitled “Executive Compensation — Grid Dynamics” beginning on page 175 of the Proxy Statement, which includes the executive compensation information of Grid Dynamics is incorporated herein by reference.

Director Compensation

On March 6, 2020, the Board adopted an outside director compensation policy, which is attached hereto as Exhibit 10.7. Pursuant to the outside director compensation policy, (i) each outside director will be paid an annual cash retainer of $40,000, an initial grant of restricted stock units with a grant date fair market value of $75,000, and an annual grant of restricted stock units with a grant date fair market value of $75,000, (ii) the non-executive chairperson of the board will be paid an additional annual cash fee of $20,000 and granted an additional grant of restricted stock units with a grant date fair market value of $20,000, (iii) the lead outside director will be paid an additional annual cash fee of $20,000 and granted an additional grant of restricted stock units with a grant date fair market value of $20,000, (iv) the chair of the Audit, Compensation and Nominating and Corporate Governance Committees will be paid an additional annual cash fee of $20,000, $15,000 and $15,000, respectively, and (v) members of the Audit, Compensation and Nominating and Corporate Governance Committees that are not serving as the chair of such committee, will be paid of an additional annual cash fee of $15,000, $10,000 and $10,000, respectively. Notwithstanding the foregoing, no outside director may be paid, issued or granted, in any fiscal year of the Company, cash compensation and equity awards with an aggregate value greater than $600,000.

Certain Relationships and Related Transactions

The information set forth in the sections entitled “Certain Relationships and Related Person Transactions — Related Party Transactions Following the Business Combination” beginning on page 184 is incorporated herein by reference.

Director Independence

At the closing of the Business Combination, the board of directors of the Company adopted Nasdaq listing standards to assess director independence. The board of directors has determined that all of the Company’s directors other than Leonard Livschitz, Yueou Wang and Weihang Wang are “independent” under the listing requirements of Nasdaq. Each of Shuo Zhang and Marina Levinson is also an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

Legal Proceedings

The information set forth in the section entitled “Information about Grid Dynamics—Legal Proceedings” on page 144 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The table below sets forth the high and low sales prices of ChaSerg's units, Common Stock and Warrants as reported on Nasdaq, for each full quarterly period within since such securities started trading in October 2018.

	Units		Common Stock		Warrants
Year Ended December 31, 2018	Low	High	Low	High	Low	High
October 2018 through December 31, 2018	$9.95	$10.04	$9.50	$10.00	$0.73	$1.00

	Units		Common Stock		Warrants
Year Ended December 31, 2019	Low	High	Low	High	Low	High
January 1, 2019 through March 31, 2019	$9.94	$10.22	$9.65	$9.88	$0.52	$0.84
April 1, 2019 through June 30, 2019	$10.16	$10.45	$9.87	$10.04	$0.57	$0.75
July 1, 2019 through September 30, 2019	$10.52	$10.65	$10.00	$10.12	$0.75	$0.89
October 1, 2019 through December 31, 2019	$10.63	$12.05	$10.03	$11.10	$0.90	$2.25

	Units		Common Stock		Warrants
Year Ended December 31, 2020	Low	High	Low	High	Low	High
January 1, 2019 through March 4, 2019	$11.97	$14.50	$10.75	$13.51	$2.20	$3.35

On March 5, 2020, ChaSerg's Common Stock had a closing price of $12.00, the Warrants had a closing price of $2.80 and the units had a closing price of $13.35. Holders of the Company’s Common Stock and Warrants should obtain current market quotations for their securities.

The information set forth in the section entitled “Price Range of Securities and Dividends—ChaSerg” on page 200 of the Proxy Statement is incorporated herein by reference.

Market Information and Holders of the Company

As of March 5, 2020, following the consummation of the Business Combination, there were 4,313,917 outstanding options to purchase Company Common Stock, 11,346,500 Company Warrants and no securities convertible into Company Common Stock. The Company has reserved a total of 16,300,000 shares of Company Common Stock for issuance pursuant to the 2020 Equity Incentive Plan, subject to certain adjustments set forth therein.

As of March 5, 2020, following the consummation of the Business Combination, there were 13 holders of record of Company Common Stock and four holders of record of Company Warrants. However, because many of the shares of Company Common Stock and the Company Warrants are held by brokers and other institutions on behalf of stockholders, the Company believes there are substantially more beneficial holders of Company Common Stock and Company Warrants than record holders.

Dividends of the Company

The predecessor company has never paid any cash dividends on the Company’s Common Stock. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the Company’s board of directors and the board of directors will consider whether or not to institute a dividend policy. It is the present intention of the Company to assess its ability to declare dividends in light of its capital structure and earnings immediately following the Closing.

Description of Registrant’s Securities

Pursuant to the Company’s amended and restated certificate of incorporation, there are 110,000,000 shares of Common Stock, par value $0.0001 per share authorized.

The information set forth in the section entitled “Description of Successor Securities” beginning on page 197 of the Proxy Statement is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the closing of the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the section entitled “Information about ChaSerg — Limitation on Liability and Indemnification of Officers and Directors” of the Proxy Statement and is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, all of ChaSerg’s outstanding units separated into their component parts of one share of Company Common Stock and one half of one Company Warrant to purchase one share of Company Common Stock and ChaSerg’s units ceased trading on Nasdaq.

Item 3.03 Material Modification to Rights of Security Holders

On the Closing Date, in connection with the consummation of the Business Combination, the Company’s Certificate of Incorporation and Bylaws were amended and restated. Pursuant to the Company’s amended and restated certificate of incorporation, there are 110,000,000 shares of Common Stock, par value $0.0001 per share authorized. The disclosure set forth in the sections titled “Description of ChaSerg Securities” and “Description of Successor Securities” in the Proxy Statement is incorporated herein by reference.

The foregoing description of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of ChaSerg does not purport to be complete and is qualified in its entirety by the terms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under in the sections titled “Proposal No. 1 — The Business Combination Proposal” and “The Merger Agreement” in the Proxy Statement and “Introductory Note” and Item 2.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

On March 4, 2020 each of Leonard Livschitz, Lloyd Carney, Eric Benhamou, Marina Levinson, Michael Southworth, Weihang Wang, Yueou Wang and Shuo Zhang were elected as directors of the Company, with Lloyd Carney appointed as chairman of the board. Biographical information with respect to such directors is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination” beginning on page 167 of the Proxy Statement and is incorporated herein by reference.

On March 6, 2020, Leonard Livschitz, Anil Doradla, Victoria Livschitz, Max Martynov, Yury Gryzlov, Vadim Kozyrkov and Stan Klimoff were appointed to serve as Chief Executive Officer, Chief Financial Officer, Executive Vice President of Customer Success, Chief Technology Officer, Senior Vice President of Operations, Senior Vice President of Engineering and Vice President of Corporate Development, respectively. Biographical information with respect to such executive officers is set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination” beginning on page 167 of the Proxy Statement is incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing Date, each of Clark N. Callander, Irwin Federman and William Zerella resigned as directors of the Company. Effective upon the Closing, each of Lloyd Carney and Eric Benhamou resigned as executive officers of the Company.

2020 Equity Incentive Plan

On March 4, 2020, the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”) became effective. The 2020 Equity Incentive Plan was approved by ChaSerg’s stockholders at the special meeting held on March 4, 2020 to approve the Business Combination (the “Special Meeting”). The purpose of the 2020 Equity Incentive Plan is to provide incentives that will attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors and consultants who perform services to the Company or any parent or subsidiary, and to promote the success of the Company’s business. The 2020 Equity Incentive Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents and other stock-based awards and other substitute awards, annual incentive awards and performance awards. Directors, officers and other employees of the Company and its subsidiaries, as well as others performing consulting or advisory services for the Company and its affiliates, will be eligible for grants under the 2020 Equity Incentive Plan. The Company has reserved a total of 16,300,000 shares of Company Common Stock for issuance pursuant to the 2020 Equity Incentive Plan, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 5 — The Incentive Plan Proposal” beginning on page 117 of the Proxy Statement is incorporated herein by reference. The foregoing description of the 2020 Equity Incentive Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2020 Equity Incentive Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Compensatory Arrangements

On March 6, 2020, in connection with the consummation of the Business Combination and in accordance with the terms of the Merger Agreement, the Company assumed the employment agreements that Grid Dynamics entered into with certain of its executive officers: Leonard Livschitz, Anil Doradla, Victoria Livschitz, Max Martynov, Yury Gryzlov, Vadim Kozyrkov and Stan Klimoff (the “Post-Combination Employment Agreements”). Each Post-Combination Employment Agreement generally provides, with respect to each officer, the following terms: (i) at-will employment, (ii) the annual base salary, (iii) eligibility to receive annual incentive bonuses at Grid Dynamics’ discretion and related targeted payment, (iv) initial grant of equity awards and eligibility to be granted future equity awards in the discretion of the Company’s board of directors, (v) an initial term for the agreement of four years with successive one-year renewal terms unless either party provides timely notice of non-renewal, (vi) severance payments upon a termination without cause (excluding death or disability) or resignation for “good reason” (as defined in the agreement) and (vii) eligibility for enhanced “double-trigger” severance upon such terminations that occur within the three month period prior to or the 12 month period following a “change in control” (as defined in the agreement). The information set forth in the section entitled “Successor Management and Board of Directors Following the Business Combination — Post-Combination Company Executive and Director Compensation” beginning on page 170 of the Proxy Statement is incorporated herein by reference. The Post-Combination Employment Agreements are attached as Exhibits 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14 hereto, respectively.

In addition, if any severance or other benefits provided for in an officer’s Post-Combination Employment Agreement or otherwise payable to such officer constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, then (i) if such parachute payments are considered contingent on the Business Combination, such officer would be entitled to a gross-up for any such excise taxes up to $14 million across all officers, in accordance with an indemnification agreement entered into between the officer and Grid Dynamics, and (ii) in all other cases, such officer would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the officer. A form of the tax indemnification agreement of Grid Dynamics is attached as Exhibit 10.15 hereto.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, ChaSerg ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 — The Business Combination Proposal” beginning on page 74 of the Proxy Statement, in the information set forth under “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a)       Financial statements of businesses acquired

The financial statements of the Company included in the Company’s periodic report on Form 10-K filed on March 4, 2020 are incorporated herein by reference.

The financial statements of Grid Dynamics as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017 set forth in Exhibit 99.1 to this Current Report on Form 8-K, are incorporated herein by reference.

(b)       Pro Forma Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2019, is incorporated herein by reference.

(d)       Exhibits.

Exhibit No.	Document
2.1(a)	Agreement and Plan of Merger, dated as of November 13, 2019, by and among ChaSerg Technology Acquisition Corp., Grid Dynamics International, Inc., CS Merger Sub 1 Inc., CS Merger Sub 2 LLC, and Automated Systems Holdings Limited, solely in its capacity as representative of the Securityholders (incorporated by reference from ChaSerg’s Form 8-K dated November 13, 2019)
3.1	Amended and Restated Certificate of Incorporation of Grid Dynamics Holdings, Inc.
3.2	Amended and Restated Bylaws of Grid Dynamics Holdings, Inc.
4.1	Specimen Common Stock Certificate of Grid Dynamics Holdings, Inc.
4.2	Specimen Warrant Certificate of Grid Dynamics Holdings, Inc.
4.3	Warrant Agreement, dated October 4, 2018, between ChaSerg Technology Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference from ChaSerg’s Form 8-K dated October 4, 2018)
10.1†	ChaSerg Technology Acquisition Corp.’s 2020 Equity Incentive Plan (incorporated by reference from Annex C to ChaSerg’s Definitive Proxy Statement filed with the SEC on February 10, 2020)
10.2†	ChaSerg Technology Acquisition Corp.’s 2020 Equity Incentive Plan – Form of Stock Option Agreement
10.3†	ChaSerg Technology Acquisition Corp.’s 2020 Equity Incentive Plan – Form of Restricted Stock Unit Agreement
10.4†	ChaSerg Technology Acquisition Corp.’s 2020 Equity Incentive Plan – Form of Restricted Stock Agreement
10.5†	ChaSerg Technology Acquisition Corp.’s 2020 Equity Incentive Plan – Form of Performance Share Agreement
10.6†	Form of Director and Officer Indemnification Agreement
10.7†	Outside Director Compensation Policy
10.8†	Employment Agreement between Grid Dynamics International, Inc. and Leonard Livschitz
10.9†	Employment Agreement between Grid Dynamics International, Inc. and Anil Doradla
10.10†	Employment Agreement between Grid Dynamics International, Inc. and Victoria Livschitz
10.11†	Employment Agreement between Grid Dynamics International, Inc. and Max Martynov
10.12†	Employment Agreement between Grid Dynamics International, Inc. and Yury Gryzlov
10.13†	Employment Agreement between Grid Dynamics International, Inc. and Vadim Kozyrkov
10.14†	Employment Agreement between Grid Dynamics International, Inc. and Stan Klimoff
10.15†	Form of Tax Indemnification Agreement of Grid Dynamics International, Inc.
99.1	Audited consolidated financial statements of Grid Dynamics as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2019
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Grid Dynamics for the years ended December 31, 2019, 2018 and 2017

(a)	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2020

GRID DYNAMICS HOLDINGS, INC.

By:	/s/ Leonard Livschitz
Name:	Leonard Livschitz
Title:	Chief Executive Officer